UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 7, 2010
HALIFAX CORPORATION OF VIRGINIA
(Exact name of registrant as specified in its charter)

Virginia	1-08964	54-0829246

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5250 Cherokee Avenue, Alexandria, Virginia	22312

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 658-2400
N/A
Former name, former address, and former fiscal year, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 7, 2010, Halifax Corporation of Virginia (the “Company”) issued a press release announcing the Company’s entry into a definitive merger agreement, under which the Company would be acquired by Global Iron Holdings, LLC, a privately held company, for $1.20 per share in cash. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
99.1	Halifax Corporation of Virginia Press Release dated January 7, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALIFAX CORPORATION OF VIRGINIA
Date: January 8, 2010	By	/s/ Robert Drennen
Robert Drennen
Chief Financial Officer